SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: (Date of earliest event reported)  February 25, 1998
                                                   -----------------------------


                             Lehman ABS Corporation
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               (Exact Name of Registrant as Specified in Charter)


     Delaware                    1-11661                          13-3447441
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(State of Incorporation)       (Commission                   (I.R.S. Employer
                               File Number)                  Identification No.)


3 World Financial Center
New York, New York                                                 10285
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's Telephone Number, including area code (212) 526-5594
                                                   -----------------------------


          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.       Other Events
              ------------

              On February 25, 1998, Lehman ABS Corporation ("LABS") transferred $25,000,000 aggregate principal balance of 7.90% Notes due May 15, 2097, comprising a portion of a fixed rate, publicly issued, unsecured debt security issue (the "Underlying Securities") of Norfolk Southern Corporation (the "Underlying Securities Issuer") to the Corporate Bond-Backed Certificates, Series 1998-NSC-1 Trust (the "Trust") established by LABS, which issued Corporate Bond-Backed Certificates, Series 1998-NSC-1 (the "Certificates"), issued pursuant to a Standard Terms for Trust Agreements, dated as of February 25, 1998 (the "Standard Terms"), between LABS and The Bank of New York, as trustee (the "Trustee"), as supplemented by a Series Supplement, dated as of February 25, 1998 (the "Series Supplement" and, together with the Standard Terms, the "Trust Agreement"), between LABS and the Trustee. The Certificates were purchased by Lehman Brothers Inc. ("Lehman") from LABS pursuant to an underwriting agreement, dated February 25, 1998 (the "Underwriting Agreement"), between LABS and Lehman.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (a)     Financial Statements - Not Applicable

              (b)     Pro Forma Financial Information - Not Applicable

              (c)     Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
----------                                  -----------

       4.1 Series Supplement, dated as of February 25, 1998, between Lehman ABS Corporation, as Depositor, and The Bank of New York, as Trustee, together with the Standard Terms for Trust Agreements, dated as of February 25, 1998, between Lehman ABS Corporation, as Depositor, and The Bank of New York, as Trustee


      99.1 Structural Term Sheet - Indicative Summary of Terms for Corporate Bond-Backed Certificates, Series 1998-NSC-1, issued February 25, 1998.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              LEHMAN ABS CORPORATION



                                                   /s/ Mark L. Zusy
                                                   -----------------------------
                                              Name:    Mark L. Zusy
                                              Title:   Senior Vice President

February 25, 1998

                                INDEX TO EXHIBITS
                                -----------------


      Exhibit No.                              Description
      ----------                               -----------



          4.1 Series Supplement, dated as of February 25, 1998, between Lehman ABS Corporation, as Depositor, and The Bank of New York, as Trustee, together with the Standard Terms for Trust Agreements, dated as of
                                            February 25, 1998, between Lehman
                                            ABS Corporation, as Depositor, and
                                            The Bank of New York, as Trustee.



         99.1 Structural Term Sheet - Indicative Summary of Terms for Corporate Bond-Backed
                                            Certificates, Series 1998-
                                            NSC-1, issued February 25,
                                            1998.